UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) February 9, 2005

                          TNX Television Holdings, Inc.

             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


            000-33313                               95-4868287
            ---------                               ----------
    (Commission File Number)             (IRS Employer Identification No.)


1811 Chestnut Street, Suite 120,  Philadelphia, Pennsylvania            19103
------------------------------------------------------------            -----
         (Address of Principal Executive Offices)                    (Zip Code)


                                 (215) 972-8191
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) TNX Television Holdings, Inc. ("the Company") entered into a consulting agreement with Steven L. Wagner with effect on May 3, 2004. Under the terms of the agreement , Mr. Wagner agreed to serve as Acting COO of the Company and Acting CEO of TNCI UK, Ltd. (the "Subsidiary"), the Company's wholly-owned subsidiary. On February 9, 2004, the Board of Directors of both the Company and the Subsidiary elected not to renew the consulting agreement with Mr. Wagner, which resulted in his termination, with immediate effect, from the positions of Acting COO of the Company and Acting CEO of the Subsidiary. Mr. Wagner will not maintain further association with the Company and the Subsidiary.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          TNX TELEVISION HOLDINGS, INC.




                                   By:    /s/ Irwin L. Gross
                                          ---------------------------
                                   Name:  Irwin L. Gross
                                   Title: Chief Executive Officer


    Date: February 15, 2005